                                                        EXHIBIT H

                            SUBORDINATION AGREEMENT
                            -----------------------

     THIS SUBORDINATION AGREEMENT ("Agreement") is entered into as of the 2nd
                                  -------------
day of May, 1996, among MarkWest Michigan LLC, a Colorado limited liability company ("MarkWest"), Bank of America Illinois, an Illinois banking corporation
        -------------
(including any Transferee, "Bank"), West Shore Processing Company, L.L.C., a
                           --------
Michigan limited liability company ("West Shore"), Basin Pipeline L.L.C., a
                                   ---------------
Michigan limited liability company ("Basin"; Basin and West Shore sometimes
                                   ---------
being referred to collectively as the "Companies"), and Michigan Energy Company,
                                      -------------
L.L.C., a Michigan limited liability company ("MEC")
                                             -------

                                   RECITALS:
                                   ---------

     A.   Michigan Production Company, L.L.C. ("MPC") is now indebted or may in
                                              -------
the future become indebted to the Bank, which indebtedness is now or may in the future become secured, as provided in the Credit Agreement (defined below), by mortgages, assignments of proceeds and/or production, security agreements, and financing statements encumbering and granting the Bank a lien in its favor as to the oil and gas leaseholds, lands and other interests described on Attachment A,
                                                                   -------------
attached hereto and made a part hereof (the "MPC Assets")
                                            -------------

     B. MEC, which is on the date hereof the owner of a majority of the outstanding membership interests in West Shore (subject to the right of MarkWest to acquire up to 60% of the membership interests in West Shore), which in turn is owner of a majority of the outstanding membership interests of Basin, is now indebted to the Bank or may in the future become indebted to the Bank pursuant to the Credit Agreement.

     C.   The indebtedness of MPC and MEC from time to time owing to the Bank is guaranteed by the Companies pursuant to certain secured guaranties of even date herewith delivered pursuant to the Credit Agreement and, as provided in the Credit Agreement, is secured by, among other things, mortgages, assignments of proceeds and/or production, security agreements, deeds of trust and financing statements encumbering the assets now or hereafter owned by the Companies and by MEC's ownership interest in the Companies, including without limitation, (i) the assets contributed by MEC to West Shore under that certain Participation, Ownership and Operating Agreement for West Shore Processing Company, L.L.C., between MEC and MarkWest, dated as of May 2, 1996 ("West Shore Agreement"), (ii)
                                                  -------------------------
the assets of Basin subject to that certain Amended and Restated Operating Agreement for Basin Pipeline L.L.C.,
between MEC, West Shore and MarkWest, dated as of May 2, 1996 ("Basin
                                                              -------
Agreement"; the Basin Agreement and the West Shore Agreement being referred to
- -----------
herein collectively as the "Operating Agreements"), and (iii) the membership
                           ------------------------
interests of MEC in West Shore and Basin.

     D. Under the Operating Agreements, MarkWest will acquire from time to time certain additional membership interests in West Shore (the membership interests in West Shore and Basin being referred to as "LLC Units").
                                                       -------------

     E. West Shore does or will own certain assets including assets contributed by MEC under the West Shore Agreement, and certain Gas Gathering, Treating and Processing Agreements, now or hereafter entered into, between West Shore and MPC pertaining to gas produced from the MPC Assets ("Gas Agreements")
                                                             ------------------
and which are to or may in the future become subject to liens in favor of the Bank.

     F. The obligation of MarkWest to proceed to "Final Closing" (as defined in the West Shore Agreement) is conditioned on, among other things, the granting of the subordination by the Bank herein.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1.   Certain Definitions. As used in this Agreement, the terms set forth
          --------------------
below in this Section 1 shall have the meanings provided below:
              ---------

     "Bankruptcy Code" means 11 U.S.C. (S) 101 et seq., as from time to time
     -----------------                         --------
hereafter amended, and any successor or similar statute.

     "Bank Obligations" means the indebtedness and other obligations of MEC, MPC
     ------------------
and the Companies to the Bank pursuant to the Credit Agreement, the Guarantees and the other Loan Documents, it being understood that the term "Bank Obligations" does not include the LSNRC Obligations.

     "Company Assets" means, collectively, the assets, rights and properties of
     ----------------
West Shore and Basin (other than LLC Units).

     "Credit Agreement" means that certain Amended and Restated Credit Agreement
     ------------------
of even date herewith among MEC, MPC and the Bank, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

     "Energy Company's Share" shall have the meaning provided in the Secured
     ------------------------
Guaranty as in effect on the date hereof, and as hereafter amended from time to time with the consent of MarkWest.

     "Gas Agreements" is defined in the fifth recital.
     ----------------                   --------------

     "Loan Documents" shall have the meaning provided in the Credit Agreement as
     ----------------
in effect on the date hereof, and as hereafter amended from time to time with the consent of MarkWest.

     "LSNRC Obligations" means the obligations of the MEC and MPC to LaSalle
     -------------------
Street Natural Resources Corporation pursuant to the Agreement Concerning NPI Interests and Preferred LLC Interests of even date herewith among MEC, MPC, the Bank and LaSalle Street Natural Resources Corporation.

     "Person" means and includes an individual, a partnership, a joint venture,
     --------
a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     "Transferee" means the Bank's successors, the assigns of any of the Bank
     ------------
Obligations or of any Liens on any of the Company Assets or any LLC Units owned by MEC, and any transferee of any interest in any Company Assets or LLC Units owned by MEC acquired by, through or under any foreclosure proceeding or other exercise of remedies by the Bank or any such successor or assign.

     2.  Subordination and Related Provisions.
         -------------------------------------

          2.1 Subordination to MarkWest Interests. (a) The Bank acknowledges
               ------------------------------------
that, the interests in the LLC Units which may be acquired from time to time by MarkWest pursuant to the West Shore Agreement are to be acquired free and clear of all liens, including the liens in favor of the Bank pursuant to the Loan Documents. In furtherance of the foregoing, the Bank hereby covenants and agrees that, to the extent and in the manner hereinafter set forth in this Section 2,
                                                                    ----------
all liens on the Company Assets and the LLC Units securing the Bank Obligations are hereby expressly made subordinate and subject as provided in this Section 2
                                                                      ---------
to the MarkWest Interests, to the extent that such rights and interests have, from time to time, accrued in favor of MarkWest and been paid for or granted pursuant to capital contributions made by MarkWest in accordance with the terms of the Operating Agreements. The "MarkWest Interests" means all of the
                                 --------------------
following, but without duplication: (i) MarkWest's interest from time to time in the LLC Units; (ii) an undivided beneficial percentage interest in the Company Assets equal to the percentage of the LLC Units owned directly and indirectly by MarkWest; and (iii) Mark West's rights and interests under the West Shore Agreement and the Basin Agreement (including, without limitation, rights to receive payments, distributions and indemnities). The MarkWest Interest shall be calculated and determined pursuant to the West Shore Agreement and without regard to, and free of the burden of, the obligations of MEC, MPC and any other obligor to the Bank.

     (b) The Bank hereby covenants and agrees that it shall execute and deliver such documents and instruments as may be reasonably necessary to release, or at any election by MarkWest and any Other Lender (as defined in Section 8 below) to
                                                             ---------
assign to the Other Lenders, to the extent of the MarkWest Interests, the liens in favor of the Bank encumbering the Company Assets and the LLC Interests securing the Bank Obligations; provided, that the Bank shall not be required to
                               ---------
execute and deliver releases (i) on more than one occasion during any calendar month or (ii) on more than 17 occasions in the aggregate during the period commencing on the date hereof and ending on the earlier of (x) September 1, 1997 and (y) the date on which MarkWest has made its entire maximum contribution to the Companies under the Operating Agreements.

     (c) The agreements of the Bank under this Agreement shall be binding upon the Bank including each Transferee. The Bank shall cause each of the Loan Documents executed by West Shore or Basin or encumbering any Company Asset or LLC Unit to contain a provision expressly subjecting such Loan Document to the terms of this Subordination Agreement. Without limiting the foregoing provisions of this Section 2.1, the Bank further agrees as follows:
        ------------

          (i) No foreclosure, or transfer in lieu thereof, of any interest in any Company Asset shall be made by the Bank if such foreclosure or transfer in lieu thereof would cause a suspension or termination of any governmental permit, license or right necessary for the operation of any Company Asset of Basin until any required governmental consent, approval or replacement permit, license or right has been obtained.

          (ii) If the Bank shall acquire any interest in Company Assets it shall hold such undivided interest, in the case of assets owned by Basin, as a tenant in common (in the case of real property interests) or as a co-owner (in the case of personal property interests) with Basin (or any successor or assign of the remaining portion of West Shore's interest in such Company Assets), and in the case of assets owned by West Shore, as a tenant in common (in the case of real property interests) or as a co-owner (in the case of personal property interests) with MarkWest (or any successor or assign of the remaining portion of MarkWest's interest in such Company Assets), subject to all of the terms of the West Shore Agreement, and each of the parties hereto hereby absolutely waives any right to seek or obtain a partition of any of such Company Assets. The foregoing shall not be construed to modify any provision of Section 21.3 of the West Shore
                                          ------------
     Agreement.

(iii) No foreclosure, or transfer in lieu thereof, of any interest in any Company Asset shall be made by the Bank until (A) it contemporaneously initiates actions to enforce its liens on all collateral (other than the Company Assets) securing the obligations of MEC, MPC and all other obligors to the Bank (the

"Other Collateral") and (B) it has given notice to MarkWest and the Other
- -------------------
Lenders of its intent to foreclose. The Bank shall also have the right to release portions of the Other Collateral from its liens.

          (iv) If the condition in Section 2.1(c)(iii) has been satisfied and
                                   -------------------
the Bank commences a foreclosure action against any Company Asset, then it agrees to foreclose only upon Energy Company's Share of such asset (determined as of the date of the foreclosure), which interest in such asset shall be subject in all events to MarkWest's right to earn interests pursuant to the West Shore Agreement.

          The West Shore Agreement contains provisions that provide for the physical operation and management of the Company Assets, as well as the Companies, to be controlled by the manager of West Shore (initially MarkWest) and the parties expressly acknowledge and agree that the intent of this section is that after any foreclosure by the Bank, (1) the Bank shall not receive or be entitled to any interest in the LLC Units or the Company Assets that exceeds Energy Company's Share thereof and (2) any LLC Units received by the Bank in such foreclosure shall remain subject to the terms of the Operating Agreements.

          2.2 Subordination to Gas Agreements.
              --------------------------------

          (a) The Bank hereby covenants and agrees that, to the extent and in the manner hereinafter set forth in this Section 2, any and all liens and
                                         ----------
security interests encumbering the MPC Assets in favor of the Bank shall be expressly subordinate to the rights and interests of West Shore under the Gas Agreements. In furtherance of the foregoing, the Bank agrees that a foreclosure by the Bank upon the MPC Assets shall not operate to terminate the Gas Agreements, which shall remain in full force and effect with respect to the MPC Assets, in accordance with their respective terms and conditions.

          (b) The Bank hereby covenants and agrees that it shall execute and deliver such documents and instruments as may be reasonably necessary to reflect and give effect to the subordination set forth in the foregoing subsection
                                                                ----------
2.2(a).
- -------

          2.3 Effect of Bankruptcy. In the event of (a) any insolvency or
              ---------------------
bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to MEC, West Shore or Basin, or to the properties or assets of either of them, or the rejection of the Operating Agreements as executory contracts in any such proceeding or (b) any liquidation, dissolution or other winding-up of MEC or West Shore, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of MEC or West Shore, then and in any such event the Operating Agreements and the Gas Agreements shall continue in full force and effect and shall not be terminated as a result of any foreclosure by the Bank on any Company Assets or LLC Interests securing the Bank Obligations.

          2.4  Payments to be Held in Trust. MarkWest and the Bank hereby agree
               -----------------------------
that in the event that either of them shall receive any payment or distribution of assets of any Company of any kind or character in respect of the Bank Obligations or the MarkWest Interests in excess of (a) in the case of MarkWest, the portion of such payment or distribution represented by the MarkWest Interests or otherwise payable or distributable to MarkWest for any reason, under the terms of the Operating Agreements, or (b) in the case of the Bank, the portion of such payment or distribution represented by Energy Company's Share therein as pledged to the Bank or otherwise payable or distributable to the Bank for any reason under the terms of the Operating Agreements, then and in such event the party receiving such excess payment or distribution shall be deemed to have received such excess amount in trust for the party entitled thereto, and shall pay over or deliver such excess amount forthwith to the party entitled thereto, in the same form in which the payment or distribution was made.

          2.5. Obligations of Borrowers and Companies Unconditional. Nothing
               -----------------------------------------------------
contained in this Section 2 or elsewhere in this Agreement is intended to or shall impair, as between the Borrowers and the Companies, and their creditors other than the Bank, the obligations of the Borrower and the Companies to the Bank to pay the Bank Obligations as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Bank and creditors of the Borrowers and the Companies other than MarkWest, nor shall anything herein prevent the Bank from exercising all remedies otherwise permitted by applicable law upon the happening of an Event of Default under the Credit Agreement, subject to the rights, if any, under this Section 2 of
                                                            ---------
MarkWest with respect to assets, whether in cash, property or securities, of the Companies received upon the exercise of any such remedy.

          Nothing contained in this Section 2 or elsewhere in this Agreement
                                    ---------
shall affect the obligation of the Borrowers and the Companies to make, or prevent any of the Borrowers or the Companies from making at any time, payment of the Bank Obligations. The fact that a failure to make payment on account of the Bank Obligations results from any provision of this Section 2 shall not be construed as
                                   ---------
preventing the occurrence or continuance of an Event of Default under the Credit Agreement.

          2.6. Bank Entitled to Assume Payments Not Prohibited in
               --------------------------------------------------

Absence of Notice. The Bank shall not at any time be charged with knowledge of
- ------------------
the existence of any facts which would prohibit the making of any payment to it, unless and until the Bank shall have received written notice thereof at its principal office from the Companies or from MarkWest thereof; and prior to the receipt of any such written notice the Bank shall be entitled to assume conclusively that no such facts exist, without, however, limiting any such rights of MarkWest under this Section 2 to recover from the Bank any payment
                              ---------
made to the Bank which it is not entitled under this Section 2 to retain.
                                                     ---------

          2.7. Distribution of Companies' Cash. In furtherance of the terms of
               --------------------------------
Section 2.1 above, it is hereby agreed among the Companies, MEC, MarkWest and
- -----------
the Bank that under the Operating Agreements and the Loan Documents, the Companies shall be required to distribute, all available cash to their members in accordance with the West Shore Agreement.

          2.8. Additional Liens. West Shore and Basin each hereby agree to grant
               -----------------
to the Lender from time to time liens and security interests in all newly arising, acquired or constructed Company Assets ("New Assets") pursuant to
                                                --------------
documents supplementary to or in the form of the Loan Documents executed by West Shore and Basin contemporaneously with this Agreement. MarkWest expressly consents to the granting of such additional liens and security interests, with the understanding that such additional liens and security interests shall be subject to the terms of this Agreement. The Bank hereby similarly acknowledges that pursuant to credit agreements with the Other Lenders, the Other Lenders may be granted additional liens and security interests in New Assets by West Shore or Basin. The Bank expressly consents to the granting of such additional liens and security interests provided that they shall be subject to the terms of this Agreement.

     3.   Waiver. Each Company hereby waives presentment, demand for payment,
          -------
notice of protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement hereof.

     4.   No Disposition. The Bank will not sell, assign, pledge, encumber or
          ---------------
otherwise dispose of any of the Bank Obligations owed to it unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Agreement.

     5.   Amendments to MarkWest Documents. No provision of either of the
          ---------------------------------
Operating Agreements shall, without the prior written consent of the Bank, be amended, supplemented, modified or waived in any respect.

     6.   Successors, Assigns, Beneficiaries. This Agreement is being entered
          -----------------------------------
into for the benefit of, and shall be binding upon and inure to the benefit of MarkWest, the Bank, the Companies, and their respective successors and assigns. This Agreement shall remain in full force and effect so long as any Operating Agreement remains in effect. It is expressly understood that this Agreement is being entered into for the additional benefit of the Other Lenders from time to time.

     7.   Notices; Amendments. All notices pursuant to this Agreement shall
          --------------------
be addressed and delivered in the manner provided in the Credit Agreement. No amendment, waiver or modification of any term of this Agreement shall be effective unless made in accordance with the Credit Agreement.

     8.   MarkWest Financing. To the extent required to enable MarkWest to
          -------------------
obtain financing with respect to its obligations regarding West Shore and/or Basin, the Bank will enter into mutually satisfactory intercreditor agreements and other documents as may be reasonably required by MarkWest's lender(s) (the "Other Lenders") consistent with the terms of this Agreement. The Other Lenders
- ----------------
will (a) from time to time enter into Subordination Agreements containing reciprocal terms and conditions to this Agreement (or otherwise agree, in a separate agreement, satisfactory in form and substance to the Bank, to be bound by and to affirmatively assume identical duties and obligations in respect of the MarkWest Interests as the Bank has done in respect of Energy Company's Share of the LLC Units and the Company Assets), (b) be entitled to receive liens and security interests in the LLC Units and the Company Assets on the same terms and conditions as liens and security interests in the LLC Units and the Company Assets have been granted to the Bank, and (c) be entitled to receive limited recourse guaranties from Basin and West Shore in respect of MarkWest's obligations to such Other Lenders on the same terms and conditions as the guaranties made by Basin and West Shore in favor of the Bank.

     9.   Governing Law. This Agreement shall be governed by and construed in
          --------------
accordance with the laws of the State of Michigan, without regard to the conflict of laws principles of such State.

     10.  Equitable Remedies. The rights of the Bank, MarkWest and the Other
          -------------------
Lenders pursuant to this Agreement shall be enforceable in any foreclosure proceeding commenced with regard to any LLC Units or any Company Asset and shall entitle the parties hereto to any and all equitable remedies appropriate to protect their rights under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                         MARKWEST MICHIGAN LLC, a Colorado limited liability company
                         By:  MarkWest Hydrocarbon Partners, Ltd., its Manager
                              By:  MarkWest Hydrocarbon, Inc., its General
                                 Partner



                                           By:   /s/ Arthur J. Denney
                                           Name: Arthur J. Denney
                                           Title: Vice President

                         BASIN PIPELINE L.L.C., a Michigan limited liability company
                         By:  MarkWest Michigan LLC, its Manager
                              By: MarkWest Hydrocarbon Partners,
                                 Ltd., its Manager
                                    By:     MarkWest   Hydrocarbon,
                                             Inc., its General Partner



                                           By:   /s/ Arthur J. Denney
                                           Name: Arthur J. Denney
                                           Title: Vice President

                         WESTSHORE PROCESSING COMPANY, L.L.C., a Michigan limited liability company
                         By:  MarkWest Michigan LLC, its Operator
                         By: MarkWest Hydrocarbon Partners, Ltd., its Manager
            By:  MarkWest   Hydrocarbon, Inc., its General Partner




                                           By:   /s/ Arthur J. Denney
                                           Name: Arthur J. Denney
                                           Title: Vice President

                         MICHIGAN ENERGY COMPANY, L..L.C., a
                         Michigan limited liability company



                         By:      /s/ Michael V. Ronca
                         Name:    Michael V. Ronca
                         Title:   Manager


                         By:      /s/ Michael V. Ronca
                         Name:    Robert L. Zorich
                         Title:   Manager


                         BANK OF AMERICA ILLINOIS


                         By:      /s/ John H. Homier
                         Name:
                         Title:

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)

     The foregoing instrument was acknowledged before me on this the 2nd day of May, 1996, by Arthur J. Denney, the Vice President of MarkWest Hydrocarbon, Inc., the General Partner of MarkWest Hydrocarbons Partners, Ltd., the Manager of MarkWest Michigan LLC, a Colorado limited liability company, on behalf of said company.

Note:  Notary Stamp appears on original    /s/ Mary Josephine Gordon
                                           NOTARY PUBLIC, State of Texas


                                           Mary Josephine Gordon
                                           (printed name)


My commission expires:



STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)

     The foregoing instrument was acknowledged before me on this the 2nd day of May, 1996, by Arthur J. Denney, the Vice President of MarkWest Hydrocarbon, Inc., the General Partner of MarkWest Hydrocarbons Partners, Ltd., the Manager of MarkWest Michigan LLC, the Manager of Basin Pipeline L.L.C., a Michigan limited liability company, on behalf of said company.

Note:  Notary stamp appears on original
                                           /s/ Mary Josephine Gordon
                                           NOTARY PUBLIC, State of Texas


                                           Mary Josephine Gordon
                                           (printed name)


My commission expires:

STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)

The foregoing instrument was acknowledged before me on this the 2nd day of May, 1996, by Arthur J. Denney, the Vice President of MarkWest Hydrocarbon, Inc., the General Partner of MarkWest Hydrocarbons Partners, Ltd., the Manager of MarkWest Michigan LLC, the Operator of Westshore Processing Company, a Michigan limited liability company, on behalf of said company.

Note:  Notary stamp appears on original
                                           /s/ Mary Josephine Gordon
                                           NOTARY PUBLIC, State of Texas
                                           Mary Josephine Gordon
                                           (printed name)


My commission expires:



STATE OF TEXAS      (S)
                    (S)
COUNTY OF HARRIS    (S)

The foregoing instrument was acknowledged before me on this the _______ day of May, 1996, by Michael V. Ronca and Robert L. Zorich, the Managers of Michigan Energy Company, L.L.C., a Michigan limited liability company, on behalf of said company.

                                           NOTARY PUBLIC, State of Texas



                                           (printed name)


My commission expires:

                                  Attachment A